UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2021 (March 31, 2021)

Allena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38268	45-2729920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Newton Executive Park, Suite 202 Newton, Massachusetts		02462
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 467-4577

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Wholihan Transition Agreement

On March 31, 2021, the Compensation Committee of the Board of Directors of Allena Pharmaceuticals, Inc. (the “Company”) approved, and the Company executed, a transition agreement with Edward Wholihan (the “Transition Agreement”), who formerly served as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, pursuant to which the Company will continue to employ Mr. Wholihan as a full-time employee until March 31, 2021, and thereafter will engage Mr. Wholihan as a part-time consultant for the period beginning on April 1, 2021 through December 31, 2021.

Pursuant to the Transition Agreement, (i) the Company will pay Mr. Wholihan $10,000 per month for his consulting services for a period of nine months, (ii) subject to Mr. Wholihan’s continued service to the Company as a consultant, all of the outstanding stock options granted to Mr. Wholihan on December 2, 2019 will continue to vest in accordance with their existing vesting schedules, (iii) all of the outstanding stock options granted to Mr. Wholihan on February 9, 2018 and March 4, 2019 will be forfeited and cancelled and (iv) the exercise period for Mr. Wholihan’s vested stock option shares (including any stock option shares that vested during Mr. Wholihan’s employment with the Company and that will vest during the period of time during which Mr. Wholihan serves as a consultant to the Company under the Transition Agreement) will be extended until 90 days following the last day on which his engagement with the Company as a consultant ends.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition Agreement, dated March 31, 2021, by and between Allena Pharmaceuticals, Inc. and Edward Wholihan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2021
Allena Pharmaceuticals, Inc.

	By:	/s/ Richard Katz
Richard Katz
Chief Financial Officer